                                                     Registration No. 333-66153

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM T-1

         STATEMENT OF ELIGIBILITY UNDER THE TRUST INDENTURE ACT OF 1939
                  OF A CORPORATION DESIGNATED TO ACT AS TRUSTEE

  CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A TRUSTEE
PURSUANT TO
                            SECTION 305(b)(2) ______


                   AMERICAN SECURITIES TRANSFER & TRUST, INC.
                   ------------------------------------------
               (Exact name of trustee as specified in its charter)

              COLORADO                                         84-1099450
              --------                                         ----------
(State of incorporation or organization                     (I.R.S. Employer
     if not a U.S. National Bank)                          Identification No.)


                           938 QUAIL STREET, SUITE 100
                            LAKEWOOD, COLORADO 80215
                           ---------------------------
                    (Address of principal executive offices)


IAN YEWER, PRESIDENT                  WITH COPY TO:    PATRICK J. RUSSELL, ESQ.
AMERICAN SECURITIES TRANSFER                           VINTON NISSLER ALLEN &
  & TRUST, INC.                                          VELLONE, P.C.
938 QUAIL STREET, SUITE 101                            1600 STOUT STREET, # 1100
LAKEWOOD, COLORADO 80215                               DENVER, COLORADO 80202
(303) 234-5300                                         (303) 534-4499
            (Name, address and telephone number of agent for service)


                             UNION BANKSHARES, LTD.
                             ----------------------
               (Exact name of obligor as specified in its charter)

            COLORADO                                          84-0986148
            --------                                          ----------
(State or other jurisdication of                           (I.R.S. Employer
 incorporation or organization)                           Identification No.)


1825 LAWRENCE STREET, SUITE 444
DENVER, COLORADO                                                 80202
-------------------------------                                  -----
(Address of principal executive offices)                      (Zip Code)




                         JUNIOR SUBORDINATED DEBENTURES
                         ------------------------------
                         (Title of indenture securities)

ITEM 1.           GENERAL INFORMATION

         Furnish the following information as to the trustee:

         (a) The name and address of each examining or supervising authority to which it is subject:

                      Colorado Dept. of Regulatory Agencies
                      Division of Banking
                      1560 Broadway, Suite 1175
                      Denver, Colorado 80202

         (b) Whether it is authorized to exercise corporate trust powers:

         American Securities Transfer & Trust, Inc. is authorized to exercise corporate trust powers.


ITEM 2.           AFFILIATIONS WITH THE OBLIGOR.

         If the obligor is an affiliate of the trustee, describe each affiliation:

         Based upon an examination of the books and records of the trustee and upon information furnished by the obligor, the obligor, Union Bankshares, Ltd., is not an affiliate of the trustee, American Securities Transfer & Trust, Inc., and there are no intermediary affiliates.

ITEM 16.          LIST OF EXHIBITS.

         The following exhibits are filed as part of this Statement of
Eligibility:

         1. Copy of Restated and Amended Articles of Incorporation of American Securities Transfer & Trust, Inc.

         2. Copy of Charter issued by the Division of Banking, State of Colorado providing authority to conduct trust business.

         4.       Copy of Bylaws of American Securities Transfer & Trust,
Inc.

         5. Consent of American Securities Transfer & Trust, Inc. required by
Section 321(b) of the Trust Indenture Act.

         7. Copy of the most recent Non-Deposit Trust Company Consolidated Report of Condition and Income of American Securities Transfer & Trust, Inc. for the period ending September 30, 1998.

                                   SIGNATURES

         PURSUANT TO the requirements of the Trust Indenture Act of 1939, the trustee, American Securities Transfer & Trust, Inc., a trust company organized and existing under the laws of the State of Colorado, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the city of Denver and State of Colorado on the day of December, 1998.


                                   AMERICAN SECURITIES TRANSFER & TRUST, INC.



                                   By /s/ Debbie Sorheim
                                      --------------------------------------
                                      Name: Debbie Sorheim
                                      Title: Treasurer

                       RESTATED ARTICLES OF INCORPORATION

                                       OF

                   AMERICAN SECURITIES TRANSFER & TRUST, INC.

         These Restated Articles of Incorporation for American Securities Transfer & Trust, Inc., correctly set forth the provisions of the Articles of Incorporation of American Securities Transfer & Trust, Inc. All amendments to the Articles of Incorporation set forth in these Restated Articles of Incorporation have been approved by a vote of the shareholders, and the number of shares voted for these Restated Articles of Incorporation and all amendments set forth herein was sufficient for approval. These Restated Articles of Incorporation hereby supersede the original Articles of Incorporation and all amendments thereto.

                                    ARTICLE I
                                      NAME

         The name of the corporation is American Securities Transfer & Trust,
Inc.

                                   ARTICLE II
                               PERIOD OF DURATION

         The period of duration of the corporation is perpetual.

                                   ARTICLE III
                                    PURPOSES

         The Trust Company shall have and may exercise all of the rights, powers and privileges now or hereafter conferred upon Trust Companies organized under the Colorado Trust Company Act, Article 23 of Title 11, Colorado Revised Statutes. In addition, the Trust Company may do everything necessary, suitable or proper for the accomplishment of any of its corporate purposes subject to the Colorado Trust Company Act.

                                   ARTICLE IV
                                AUTHORIZED STOCK

         The aggregate number of shares which the corporation shall have authority to issue is 125,000,000 shares of which 100,000,000 shares shall be designated common shares with no par value and 25,000,000 shares shall be designated preferred shares with $1.00 par value.

                                    ARTICLE V
                             RIGHTS AND PREFERENCES

         The relative rights, preferences, privileges and limitations of the shares of each class of stock of the corporation are as follows:

         (a) Dividends. The holders of preferred shares, in preference and priority to the holders of common shares, shall be entitled to receive, when and as declared by the Board of Directors, noncumulative dividends at a rate to be determined by the Board of Directors, payable to shareholders of record at the close of business on such date preceding the payment thereof as may be fixed by the Board of Directors on declaring any such dividend. Such dividend shall not be cumulative and the holders of preferred shares shall have no right to such dividend even though the corporation has funds legally available for the payment of dividends unless the same shall have been declared by the Board of Directors, but such dividends shall be paid or declared and set apart for payment in any year before dividends for such year are declared and paid on the common stock.

         (b) Redemption. The corporation, at the option of the Board of Directors, may redeem the whole, or from time to time, may redeem any part of the preferred shares on any dividend date by paying therefore in cash the sum of $1.00 per share, plus an amount equal to all dividends thereon declared but unpaid on the date fixed for redemption, such sum being hereinafter referred to as the redemption price. At least 30 days previous notice by certified or registered mail, postage prepaid, shall be given to the holders of record of the preferred shares to be redeemed, such notice to be addressed to each such shareholder at his post office address as shown by the records of the corporation. On the date fixed for redemption and stated in such notice, each holder of preferred shares called for redemption shall surrender his certificate for such shares to the corporation at the place designated in such notice and shall thereupon be entitled to receive payment of the redemption price. If less than all the shares represented by any such surrendered certificate are so redeemed, a new certificate shall be issued representing the unredeemed shares. If such notice or redemption shall have been duly given, and if, on or before the date fixed for redemption, funds necessary for the redemption shall have been set aside so as to be and continue available therefore, then, notwithstanding that the certificate evidencing the preferred shares so called for redemption shall not have been surrendered, no dividends shall be payable on such shares after the date fixed for redemption and all rights with respect to the shares so called for redemption shall forthwith, after such date terminate, except only the right of the holders to receive the redemption price thereof without interest. At any time after giving notice of redemption of all or any part of the preferred shares, the corporation may deposit with a bank or trust company, as a trust fund for the benefit of the holders of the shares called for redemption, an amount in cash sufficient to pay the redemption price form such fund upon surrender of the certificates. Subject to the provisions hereof, the Board of Directors shall have the authority to prescribe the manner in which all or any part of the outstanding preferred shares shall be redeemed.

         (c) Liquidation or Dissolution. In the event of the voluntary liquidation or dissolution of the corporation, the holder of preferred shares shall be entitled to receive out of the assets of the corporation, whether such assets are capital or surplus the sum of $1.00 per share and a further amount equal to any dividends thereon declared and unpaid to the date of such distribution, and no more, before any payment shall be made or any assets distributed to the holder of common shares. In the event of the involuntary liquidation or dissolution of the corporation, the holders of preferred shares shall be entitled to receive out of assets of the corporation, whether such assets are capital or surplus, the sum of $1.00 per share and a further amount equal to the dividends declared and unpaid thereon to the date of such distribution, and no more, before any payment shall be made or any assets distributed to the holders of common shares. If, upon any liquidation or dissolution, whether voluntary or involuntary, the assets thus distributed among the holders of preferred shares are insufficient to permit the payment to such shareholders of the full preferential distributed shall be distributed ratably among the holders of preferred shares. After payment or distribution to the holders of preferred shares of such preferential amounts, the holders of common shares shall be entitled to receive ratably all the remaining assets of the corporation. A consolidation or merger of this corporation with or into any other corporation or corporations shall not be deemed to be a liquidation or dissolution within the meaning of this clause.

         (d) Voting Rights. The holders of preferred shares shall not be entitled to vote.

                                   ARTICLE VI
                                PREEMPTIVE RIGHTS

         No shareholder shall have any preemptive right to purchase, subscribe for or otherwise acquire any shares of stock of the corporation or securities exchangeable for or convertible into shares or carrying any other stock purchase warrants, options or privileges.

                                   ARTICLE VII
                                CUMULATIVE VOTING

         Cumulative voting of shares in the election of directors of the corporation shall not be permitted.

                                   ARTICLE VII
                                    DIRECTORS

         The personal liability of the directors of the corporation for breaches of fiduciary care owed to the corporation shall be eliminated or, in the alternative, limited to the maximum extent the elimination or limitation of personal liabilities of directors is permitted by the Colorado Business Corporation Act, as amended from time to time, as well as by any other statutory provisions that now or hereafter expand upon the elimination of limitation of such liability. The corporation shall indemnify directors of the corporation against liability and advance expenses to directors of the corporation to the maximum extent permitted by and in accordance with the Colorado Business Corporation Act, as amended from time to time.

         These Restated Articles of Incorporation are executed as of the 21st day of June, 1996.

                                    AMERICAN SECURITIES TRANSFER & TRUST, INC.
                                    a Colorado corporation

                                    /s/  Charles R. Harrison
ATTEST:                             ------------------------------------------
                                    Charles R. Harrison, President
/s/ Bruce E. Hall
-------------------------------
Bruce E. Hall, Secretary





STATE OF COLORADO                           )
                                            )    ss.
CITY AND COUNTY OF DENVER)

         The foregoing was acknowledged before me this 21st day of June, 1996, by Charles R. Harrison, as President, and Bruce E. Hall, as Secretary, of American Securities Transfer & Trust, Inc.

         Witness my hand and official seal.

         My commission expires:  10-11-99
                                ----------
                                                      /s/ Lori Zimmerman
                                                      -------------------------
                                                            Notary Public

                                     CHARTER

                                STATE OF COLORADO




                                    OFFICE OF

                             STATE BANK COMMISSIONER

         Know All Men By These Presents,

                  That the undersigned State Bank Commissioner of the State of Colorado does hereby certify that

                  AMERICAN SECURITIES TRANSFER & TRUST, INC of Denver, State Colorado, has been organized pursuant to the applicable provisions of Colorado Revised Statutes and all laws amendatory thereto and that it is hereby authorized to conduct a trust business under the laws of this State.

                  IN TESTIMONY WHEREOF, I have hereunto subscribed by name and affixed the official seal of the State Bank Commissioner of Colorado at Denver, Colorado this Twenty-third day of September, 1996 Nunc Pro Tunc 05/10/96.


                                                /s/ Richard Fulkerson
                                                ------------------------------
                                                Acting State Bank Commissioner
         CHARTER NO.  13
         Revised Charter-Name Change

                                     BY-LAWS

                                       OF

                   AMERICAN SECURITIES TRANSFER & TRUST, INC.



                                    ARTICLE I

                                     OFFICES

                  SECTION 1.01. Registered Office. The registered office of American Securities Transfer & Trust, Inc. (the "Corporation") in the State of Colorado shall be 1825 Lawrence Street, Denver, Colorado 80202.

                  SECTION 1.02. Other Offices. The Corporation may also have an office or offices at any other places or places, within or without the State of Colorado as the Board of Directors of the Corporation (the "Board") may from time to time determine or the business of the Corporation may from time to time require.



                                   ARTICLE II

                            MEETINGS OF STOCKHOLDERS

                  SECTION 2.01. Annual Meetings. The annual meetings of stockholders of the Corporation for the election of directors of the Corporation ("Directors"), and for the transaction of such other business as may properly come before such meeting, shall be held at such place, date and time as shall be fixed by the Board and designated in the notice or waive of notice of such annual meeting; provided, however, that no annual meeting of stockholders need be held if all actions, including the election of Directors, required by the General Corporation Law of the State of Colorado (the "General Corporation Law") to be taken at such annual meeting are taken by written consent in lieu of meeting pursuant to Section hereof.


                  SECTION 2.02. Special Meetings. Special meetings of stockholders for any purpose or purposes may be called by the Board or the Chairman of the Board of the Corporation (the "Chairman"), the President of the Corporation (the "President") or the Secretary of the Corporation (the "Secretary"), to be held at such place, date and time as shall be designated in the notice or waiver of notice thereof.

                  SECTION 2.03. Notice of Meeting. (a) Except as otherwise provided by law, written notice of each annual or special meeting of stockholders stating the place, date and time of such meeting and, in the case of a special meeting, the purpose or purposes for which such meeting is to be held, shall be given personally to each recordholder of Shares (a "Stockholder") entitled to vote thereat, not less than 10 nor more than 60 days before the date of such meeting.

                  (b) Notice of a special meeting of Stockholders may be given by the person or persons calling the meeting, or, upon the written request of such person or persons, such notice shall be given by the Secretary on behalf of such person or persons. If the person or persons calling a special meeting of Stockholders give notice thereof, such person or persons shall deliver a copy of such notice to the Secretary. Each request to the Secretary for the giving of notice of a special meeting of Stockholders shall state the purpose or purposes of such meeting.

                  SECTION 2.04. Waiver of Notice. Notice of any annual or special meeting of Stockholders need not be given to any Stockholder who files a written waiver of notice with the Secretary, signed by the person entitled to notice, whether before or after such meeting. Neither the business to be transacted at, nor the purpose of, any meeting of Stockholders need be specified in any written waiver of notice thereof. Attendance of a Stockholder at a meeting, in person or by proxy, shall constitute a waiver of notice of such meeting, except when such Stockholder attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business on the grounds that the notice of such meeting was inadequate or improperly given.

                  SECTION 2.05. Adjournments. Whenever a meeting of Stockholders, annual or special, is adjourned to another date, time or place, notice need not be given of the adjourned meeting if the date, time and place thereof are announced at the meeting at which the adjournment is taken. If the adjournment is for more than 30 days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each Stockholder entitled to vote thereat. At the adjourned meeting any business may be transacted which might have been transacted at the original meeting.

                  SECTION 2.06. Quorum. Except as otherwise provided by law or the Certificate of Incorporation of the Corporation (the "Certificate of Incorporation"), the recordholders of a majority of the Shares entitled to vote thereat, present in person or by proxy, shall constitute a quorum for the transaction of business at all meetings of Stockholders, whether annual or special. If, however, such quorum shall not be present in person or by proxy at any meeting of Stockholders, the Stockholders entitled to vote thereat may adjourn the meeting from time to time in accordance with Section 2.05 hereof until a quorum shall be present in person or by proxy.

                  SECTION 2.07. Voting. Each Stockholder shall be entitled to one vote for each Share held of record by such Stockholder. Except as otherwise provided by law or the Certificate of Incorporation, when a quorum is present at any meeting of Stockholders, the vote of the recordholders of a majority of the Shares constituting such quorum shall decide any question brought before the meeting.

                  SECTION 2.08. Proxies. Each Stockholder entitled to vote at a meeting of Stockholders or to express, in writing, consent to or dissent from any action of Stockholders without a meeting may authorize another person or persons to act for such Stockholder by proxy. Such proxy shall be filed with the Secretary before such meeting of Stockholders or such action of Stockholders without a meeting, at such time as the Board may require. No proxy shall be voted or acted upon more than three years from its date, unless the proxy provides for a longer period.

                  SECTION 2.09. Stockholders' Consent in Lieu of Meeting. Any action required by the General Corporation Law to be taken at any annual or special meeting of Stockholders, and any action which may be taken at any annual or special meeting of Stockholders, may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, shall be signed by the recordholders of Shares having not less than the minimum number of votes necessary to authorize or take such action at a meeting at which the recordholders of all Shares entitled to vote thereon were present and voted.



                                   ARTICLE III

                               BOARD OF DIRECTORS

                  SECTION 3.01. General Powers. The business and affairs of the Corporation shall be managed by the Board, which may exercise all such powers of the Corporation and do all such lawful acts and things as are not by law, the Certificate of Incorporation or these By-laws directed or required to be exercised or done by the Stockholders.

                  SECTION 3.02. Number and Term of Office. The number of Directors shall be four or such other number as shall be fixed from time to time by the Board. Directors need not be Stockholders. Directors shall be elected at the annual meeting of Stockholders or, if, in accordance with Section 2.01 hereof, no such annual meeting is held, by the written consent in lieu of meeting pursuant to Section 2.09 hereof, and each Director shall hold office until his successor is elected and qualified, or until his earlier death or resignation or removal in the manner hereinafter provided.

                  SECTION 3.03. Resignation. Any Director may resign at any time by giving written notice to the Board, the Chairman or the Secretary. Such resignation shall take effect at the time specified in such notice or, if the time be not specified, upon receipt thereof by the Board, the Chairman or the Secretary, as the case may be. Unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

                  SECTION 3.04. Removal. Any or all Directors may be removed, with or without cause, at any time by vote of the recordholders of a majority of the Shares then entitled to vote in an election of Directors, or by written consent of the recordholders of Shares pursuant to Section 2.09 hereof.

                  SECTION 3.05. Vacancies. Vacancies occurring on the Board for any reason including, without limitation, vacancies occurring as a result of the creation of new directorships that increase the number of Directors, may be filled by vote of the Board or by written consent of the Directors pursuant to
Section 3.08 hereof. If the number of Directors then in office is less than a quorum, such other vacancies may be filled by vote of a majority of the Directors then in office or by written consent of all such Directors pursuant to
Section 3.08 hereof. Unless earlier removed pursuant to Section 3.04, each Director chosen in accordance with this Section 3.05 shall hold office until the next annual election of Directors by the Stockholders and until his successor shall be elected and qualified.

                  SECTION 3.06. Meetings. (a) Time of Meetings. Meetings of the Board shall be held at such times as the Chairman, the President, the Secretary or a majority of the Board shall from time to time determine.

                  (b) Notice of Meetings. The Secretary shall give written notice to each Director of each meeting of the Board, which notice shall state the place, date, time and purpose of the meeting. A written waiver of notice, signed by the Director entitled to notice, whether before or after the time of the meeting referred to in such waive, shall be deemed equivalent to notice. Neither the business to be transacted at, nor the purpose of any meeting of the Board need be specified in any written waiver of notice thereof. Attendance of a Director at a meeting of the Board shall constitute a waiver of notice of such meeting, except as provided by law.

                  (c) Place of Meetings. The Board may hold its meetings at such place or places within or without the State of Colorado as the Board of the Chairman may from time to time determine, or as shall be designated in the respective notices or waivers of notice of such meetings.

                  (d) Quorum and Manner of Acting. A majority of the total number of Directors then in office (but in no event less than two if the total number of directorships, including vacancies, is greater than one, and in no event less than one-third of the total number of directorships, including vacancies, constituting the entire Board) shall be present in person at any meeting of the Board in order to constitute a quorum for the transaction of business at such meeting, and the vote of a majority of those Directors present at any such meeting at which a quorum is present shall be necessary for the passage of any resolution or act of the Board, except as otherwise expressly required by law, the Certificate of Incorporation or these By-laws. In the absence of a quorum for any such meeting, a majority of the Directors present thereat may adjourn such meeting from time to time until a quorum is present.

                  (e) Organization, Agenda and Procedure. At each meeting of the Board, one of the following shall act as chairman of the meeting and preside, in the following order of precedence:

                       (i)   the Chairman;

                       (ii)  the President (if he is a Director);

                       (iii) any Director chosen by a majority of the Directors present.

The Secretary or, in the case of his absence, any person (who shall be an Assistant Secretary, if an Assistant Secretary is present) whom the chairman of the meeting shall appoint shall act as secretary of such meeting and keep minutes thereof.

                  SECTION 3.07. Committees of the Board. The Board may, by resolution passed by the majority of the whole Board, designate one or more other committees, each committee to consist of one or more Directors. Any committee of the Board, to the extent provided in such resolution of the Board designating such committee, shall have and may exercise all the powers and authority of the Board in the management of the business and affairs of the Corporation. Each committee of the Board shall keep regular minutes of its proceedings and report the same to the Board when so requested by the Board.

                  SECTION 3.08. Directors' Consent in Lieu of Meeting. Any action required or permitted to be taken at any meeting of the Board or of any committee thereof may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, shall be signed by all members of the Board or such committee and such consent is filed with the minutes of the proceedings of the Board or such committee.

                  SECTION 3.09. Action by Means of Telephone or Similar Communications Equipment. Any one or more members of the Board, or of any committee thereof, may participate in a meeting of the Board or such committee by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear, and participation in a meeting by such means shall constitute presence in person at such meeting.



                                   ARTICLE IV


                                    OFFICERS


                  SECTION 4.01. Offices. The officers of the Corporation shall be the Chairman, the President, the Secretary and a Treasurer and may include one or more Vice Presidents and one or more Assistant Secretaries and one or more Assistant Treasurers. Any two or more offices may be held by the same person.

                  SECTION 4.02. Authority and Duties. All officers shall have such authority and perform such duties in the management of the Corporation as may be provided in these By-laws or, to the extent not so provided, by resolution of the Board or, if appointed by the President, in such appointment.

                  SECTION 4.03. Term of Office, Resignation and Removal. (a) Each officer shall be appointed by the Board and shall hold office for such term as may be determined by the Board, except that the President may also appoint any officer other than the Chairman or the President for such term as the President may determine. Each officer shall hold office until his successor has been appointed and qualified or his earlier death or resignation or removal in the manner hereinafter provided.

                  (b) Any officer may resign at any time by giving written notice to the Board, the Chairman, the President or the Secretary. Such resignation shall take effect at the time specified in such notice or, if the time be not specified, upon receipt thereof by the Board, the Chairman, the President or the Secretary, as the case may be. Unless otherwise specified therein, acceptance of such resignation shall not be necessary to make it effective.

                  (c) All officers and agents appointed by the Board shall be subject to removal, with or without cause, at any time by the Board or by the action of the recordholders of a majority of the Shares entitled to vote thereon.

                  SECTION 4.04. The Chairman. The Chairman shall have the power to call special meetings of Stockholders, to call special meetings of the Board and, if present, to preside at all meetings of Stockholders and all meetings of the Board. The Chairman shall perform all duties incident to the office of Chairman of the Board and all such other duties as may from time to time be assigned to him by the Board or these By-laws.

                  SECTION 4.05. The President. The President shall be the chief executive officer of the Corporation and shall have general and active management and control of the business and affairs of the Corporation, subject to the control of the Board, and shall see that all orders and resolutions of the Board are carried into effect. The President shall perform all duties incident to the office of President and all such other duties as may from time to time be assigned to him by the Board or these By-laws.

                  SECTION 4.06. Vice-Presidents. Vice Presidents, if any, in the order of their seniority or in any other order determined by the Board, shall generally assist the President and perform such other duties as the Board or the President shall prescribe, and in the absence of disability of the President, shall perform the duties and exercise the powers of the President.

                  SECTION 4.07. The Secretary. The Secretary shall, to the extent practicable, attend all meetings of the Board and all meetings of Stockholders and shall record all votes and the minutes of all proceedings in a book to be kept for that purpose, and shall perform the same duties for any committee of the Board when so requested by such committee. He shall give or cause to be given notice of all meetings of Stockholders and of the Board, shall perform such other duties as may be prescribed by the Board, the Chairman or the President and shall act under the supervision of the Chairman. He shall keep in safe custody the seal of the Corporation and affix the same to any instrument that requires that the seal be affixed to it and which shall have been duly authorized for signature in the name of the Corporation and, when so affixed, the seal shall be attested by his signature or by the signature of the Treasurer of the Corporation (the "Treasurer") or an Assistant Secretary or Assistant Treasurer of the Corporation. He shall keep in safe custody the certificate books and stockholder records and such other books and records of the Corporation as the Board, the Chairman or the President may direct and shall perform all other duties incident to the office of Secretary and such other duties as from time to time may be assigned to him by the Board, the Chairman or the President.

                  SECTION 4.08. Assistant Secretaries. Assistant Secretaries of the Corporation ("Assistant Secretaries"), if any, in order of seniority or in any other order determined by the Board, shall generally assist the Secretary and perform such other duties as the Board or the Secretary shall prescribe, and, in the absence or disability of the Secretary, shall perform the duties and exercise the powers of the Secretary.

                  SECTION 4.09. The Treasurer. The Treasurer shall have the care and custody of all the funds of the Corporation and shall deposit such funds in such banks or other depositories as the Board, or any officer or officers, or any officer and agent jointly, duly authorized by the Board, shall, from time to time, direct or approve. He shall disburse the funds of the Corporation under the direction of the Board and the President. He shall keep a full and accurate account of all moneys received and paid on account of the Corporation and shall render a statement of his accounts whenever the Board, the Chairman or the President shall so request. He shall perform all other necessary actions and duties in connection with the administration of the financial affairs of the Corporation and shall generally perform all the duties usually appertaining to the office of treasurer of a corporation. When required by the Board, he shall give bonds for the faithful discharge of his duties in such sums and with such sureties as the Board shall approve.

                  SECTION 4.10. Assistant Treasurers. Assistant Treasurers of the Corporation ("Assistant Treasurers"), if any, in order of seniority or in any other order determined by the Board, shall generally assist the Treasurer and perform such other duties as the Board or the Treasurer shall prescribe, and, in the absence or disability of the Treasurer, shall perform the duties and exercise the powers of the Treasurer.


                                    ARTICLE V

                        CHECKS, DRAFTS, NOTES AND PROXIES

                  SECTION 5.01. Checks, Drafts and Notes. All checks, drafts and other orders for the payment of money, notes or other evidences of indebtedness issued in the name of the Corporation shall be signed by such officer or officers, agent or agents of the Corporation and in such manner as shall be determined, from time to time, by resolution of the Board.

                  SECTION 5.02. Execution of Proxies. The Chairman or the President, or, in the absence of disability of both of them, any Vice President, may authorized, from time to time, the execution and issuance of proxies to vote shares of stock or other securities of other corporations held of record by the Corporation and the execution of consents to action taken or to be taken by any such corporation. All such proxies and consents, unless otherwise authorized by the Board, shall be signed in the name of the Corporation by the Chairman, the President of any Vice President.

                                   ARTICLE VI

                          SHARES AND TRANSFER OF SHARES

                  SECTION 6.01. Certificates Evidencing Shares. Shares shall be evidenced by certificates in such form or forms as shall be approved by the Board. Certificates shall be issued in consecutive order and shall be numbered in the order of their issue, and shall be signed by the Chairman, the President or any Vice President and by the Secretary, any Assistant Secretary, the Treasurer or any Assistant Treasurer. If such certificate is manually signed by one such officer, any other signature on the certificate may be a facsimile. In the event any such other officer who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to hold such office or to be employed by the Corporation before such certificate is issued, such certificate may be issued by the Corporation with the same effect as if such officer had held such office on the date of issue.

                  SECTION 6.02. Stock Ledger. A stock ledger in one or more counterparts shall be kept by the Secretary, in which shall be recorded the name and address of each person, firm or corporation owning the Shares evidenced by each certificate evidencing Shares issued by the Corporation, the number of Shares evidenced by such certificate, the date of issuance thereof and, in the case of cancellation, the date of cancellation. Except as otherwise expressly required by law, the person in whose name Shares stand on the stock ledger of the Corporation shall be deemed the owner and recordholder thereof for all purposes.

                  SECTION 6.03. Transfer of Stock. Registration of transfers of Shares shall be made only in the stock ledger of the Corporation upon request of the registered holder of such shares, or of his attorney thereunto authorized by power of attorney duly executed and filed with the Secretary, and upon the surrender of the certificate or certificates evidencing such Shares properly endorsed or accompanied by a stock power duly executed, together with such proof of the authority of signatures as the Corporation may reasonably require.

                  SECTION 6.04. Addresses of Stockholders. Each Stockholder shall designate to the Secretary an address at which notices of meetings and all other corporate notices may be served or mailed to such Stockholder, and, if any Stockholder shall fail to so designate such an address, corporate notices may be served upon such Stockholder by mail directed to the mailing address, if any, as the same appears in the stock ledger of the Corporation or at the last known mailing address of such Stockholder.

                  SECTION 6.05. Lost, Destroyed and Mutilated Certificates. Each recordholder of Shares shall promptly notify the Corporation of any loss, destruction or mutilation of any certificate or certificates evidencing any Share or Shares of which he is the recordholder. The Board may, in its discretion, cause the Corporation to issue a new certificate in place of any certificate theretofore issued by it and alleged to have been mutilated, lost, stolen or destroyed, upon the surrender of the mutilated certificate or, in the case of loss, theft or destruction, upon satisfactory proof of such loss, theft or destruction, and the Board may, in its discretion, require the recordholder of the Shares evidenced by the lost, stolen or destroyed certificate or his legal representative to give the Corporation a bond sufficient to indemnify the Corporation against any claim made against it on account of the alleged loss, theft or destruction of any such certificate or the issuance of such new certificate.

                  SECTION 6.06. Regulations. The Board may make such other rules and regulations as it may deem expedient, not inconsistent with these By-laws, concerning the issue, transfer and registration of certificates evidencing Shares.

                  SECTION 6.07. Fixing Date for Determination of Stockholders of Record. In order that the Corporation may determine the Stockholders entitled to notice of or to vote at any meeting of Stockholders or any adjournment thereof, or to express consent to, or to dissent form, corporate action in writing without a meeting, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the Board may fix, in advance, a record date, which shall not be more than 60 nor less than 10 days before the date of such meeting, nor more than 60 days prior to any other such action. A determination of the Stockholders entitled to notice or to vote at a meeting of Stockholders shall apply to any adjournment of such meeting; provided, however, that the Board may fix a new record date for the adjourned meeting.




                                   ARTICLE VII

                                      SEAL

                  SECTION 7.01. Seal. The Board may approve and adopt a suitable corporate seal, which shall bear the full name of the Corporation.

                                  ARTICLE VIII

                                   FISCAL YEAR

                  SECTION 8.01. Fiscal Year. The fiscal year of the Corporation shall end on the thirty-first day of December of each year unless changed by resolution of the Board.


                                   ARTICLE IX

                                   AMENDMENTS

                  SECTION 9.01. Amendments. Any By-law (including these By-laws) may be adopted, amended or repealed by the vote of the recordholders of a majority of the Shares then entitled to vote at an election of Directors or by written consent of Stockholders pursuant to Section 2.09 hereof, or by vote of the Board or by a written consent of Directors pursuant to Section 3.08 hereof.

                             SECTION 321(b) CONSENT

     PURSUANT TO Section 321(b) of the Trust Indenture Act of 1939, as amended, American Securities Transfer & Trust, Inc. consents that reports of examinations by Federal, State, Territorial or District authorities may be furnished by such authorities to the Securities and Exchange Commission upon requests therefor.

     EXECUTED this 10 day of December, 1998.

                                     AMERICAN SECURITIES TRANSFER & TRUST, INC.


                                     By /s/ DEBBIE SORHEIM
                                       -------------------------------
                                       Name: Debbie Sorheim
                                            --------------------------
                                       Title: Treasurer
                                             -------------------------

                              REPORT OF CONDITION

--------------------------------------------------------------------------------
                              NON-DEPOSIT TRUST COMPANY
                 CONSOLIDATED REPORT OF CONDITION AND INCOME
                     FOR THE PERIOD ENDING SEPTEMBER 30, 1998
--------------------------------------------------------------------------------

                                                       CHARTER NUMBER    13
                                                                      ----------

American Securities Transfer & Trust, Inc.
--------------------------------------------------------------------------------
(Legal Title of Trust Company)

Denver,                 Colorado            80202                    Denver
--------------------------------------------------------------------------------
(City)                  (State)           (Zip Code)                 (County)

CONSOLIDATED REPORT OF CONDITION FOR TRUST COMPANIES AS OF:     30-Sep-98
                                                            --------------------

ALL SCHEDULES ARE TO BE REPORTED IN THOUSANDS OF DOLLARS. Unless otherwise indicated, report the amount outstanding as of the last business day of the quarter.

                                                     DOLLAR AMOUNTS IN THOUSANDS                     BOOK VALUE
------------------------------------------------------------------------------------------------------------------
--------------------------
ASSETS
--------------------------

1.   Cash and balances due from depository institutions:                                           $        1,739
                                                                                                   --------------
2.   Fee receivable                                                                                           465
                                                                                                   --------------
              a.  Receivable (from Schedule A)                                                 513
                                                                                        ----------
              b.  LESS:  Reserve for bad debt                                                   48
                                                                                        ----------
3.   Securities (from Schedule B, column A)                                                                    --
                                                                                                   --------------
4.   Premises and fixed assets (net of depreciation)                                                          300
                                                                                                   --------------
5.   Capitalized leases                                                                                        --
                                                                                                   --------------
6.   Investments in unconsolidated subsidiaries and associated companies                                       --
                                                                                                   --------------
7.   Prepaid expense                                                                                           10
                                                                                                   --------------
8.   Intangible assests                                                                                       360
                                                                                                   --------------
9.   Other assets (from Schedule C)                                                                           430
                                                                                                   --------------
10.  TOTAL ASSETS (sum of items 1 through 9)                                                                3,304
                                                                                                   ==============

-----------------------------------------------------------------------------------------------------------------
--------------------------
LIABILITIES
--------------------------

11.  Accounts payable                                                                                         100
                                                                                                   --------------
12.  Notes and debentures payable                                                                              --
                                                                                                   --------------
13.  Obligations under capitalized leases                                                                      --
                                                                                                   --------------
14.  Other borrowed money                                                                                      --
                                                                                                   --------------
15.  Other liabilities (from Schedule D)                                                                      466
                                                                                                   --------------
16.  Limited-life preferred stock and related surplus                                                          --
                                                                                                   --------------
17.  TOTAL LIABILITIES (sum of items 11 through 16)                                                           566
                                                                                                   --------------

-----------------------------------------------------------------------------------------------------------------
--------------------------
EQUITY CAPITAL
--------------------------

18.  Perpetual preferred stock and related surplus                                                          1,000
                                                                                                   --------------
19.  Common stock                                                                                             605
                                                                                                   --------------
20.  Surplus                                                                                                   --
                                                                                                   --------------
21.  Undivided profits and capital reserves                                                                 1,133
                                                                                                   --------------
22.  Total equity capital (sum of items 18 through 21)                                                      2,738
                                                                                                   --------------
23.  TOTAL LIABILITIES AND EQUITY CAPITAL (sum of items 17 and 22)                                 $        3,304
                                                                                                   ==============

-----------------------------------------------------------------------------------------------------------------
--------------------------
FOOTNOTES
--------------------------

24.  TOTAL TRUST ASSETS                                                                                    34,716
                                                                                                   ==============
              a.  Discretionary account assets                                                  --
                                                                                        ----------
              b.  Non-discretionary account assets                                          34,716
                                                                                        -------------------------
25.  Number of Trust Accounts (actual)                                                                        111
                                                                                                   --------------

                                  SCHEDULE A-D

                                                          CHARTER NUMBER  13
                                                                         ---

--------------------------------------------------------------------------------
SCHEDULE A - FEE RECEIVABLES                   DOLLAR AMOUNTS IN THOUSANDS
----------------------------

1  Current Receivables (0-30 Days)                                          195
                                                                     ----------
2  Past due 30-89 days and still accruing                                   226
                                                                     ----------
3  Past due 90 or more days and still accruing                               92
                                                                     ----------
4  Non-accrual
                                                                     ----------
5  TOTAL FEE RECEIVABLE (must equal Report of Condition, item 2a)           513
                                                                     ==========


--------------------------------------------------------------------------------
SCHEDULE B - SECURITIES                        DOLLAR AMOUNTS IN THOUSANDS
----------------------------

                                                                           (Column A)               (Column B)
                                                                           Book Value              Market Value
1.  U.S. Treasury Securities                                                         -                        -
                                                                           ------------            -------------
2.  U.S. Government agencies and corporation obligations                             -                        -
                                                                           ------------            -------------
3.  Securities issued by state and political subdivisions in the U.S.                -                        -
                                                                           ------------            -------------
4.  Other Debt Securities                                                            -                        -
                                                                           ------------            -------------
5.  Equity Securities                                                                -                        -
                                                                           ------------            -------------
6.  Investment in Mutual Funds                                                       -                        -
                                                                           ------------            -------------
7. TOTAL (sum of items 1 through 6, must equal Report of
     Condition, item 3)                                                              -                        -
                                                                           ============            =============


--------------------------------------------------------------------------------
SCHEDULE C - OTHER ASSETS                      DOLLAR AMOUNTS IN THOUSANDS
----------------------------

1.  Net deferred income taxes (if debit balance)                                                              -
                                                                                                   -------------
2.  Other (itemized amounts greater than $25,000 that exceed 25 per cent of item 3 of
     this schedule)                                                                                         430
                                                                                                   -------------
             EDP Software                                                                     427
             --------------------------------------------------------------            -----------
             Deposit                                                                            3
             --------------------------------------------------------------            -----------

             --------------------------------------------------------------            -----------
3.  TOTAL (sum of items 1 through 2 must equal Report of Condition item 9)                                  430
                                                                                                   =============


--------------------------------------------------------------------------------
SCHEDULE D - OTHER LIABILITIES                 DOLLAR AMOUNTS IN THOUSANDS
------------------------------

1.  Expenses accrued and unpaid (includes accrued interest payable and income taxes
     payable)                                                                                               239
                                                                                                   -------------
2.  Net deferred income taxes (if credit balance)                                                           227
                                                                                                   -------------
3.  Minority interest in consolidated subsidiaries                                                            -
                                                                                                   -------------
4.  Other (itemize amounts greater than $25,000 that exceed 25 per cent of item 5 of
     this schedule)                                                                                           -
                                                                                                   -------------

---------------------------------------------------------------------------            ------------

---------------------------------------------------------------------------            ------------

---------------------------------------------------------------------------            ------------

5.  TOTAL (sum of items 1 through 4 must equal Report of Condition, item 15)                                466
                                                                                                   =============

                                REPORT OF INCOME


                                                   CHARTER NUMBER         13
                                                                     -----------

--------------------------------------------------------------------------------
CONSOLIDATED REPORT OF INCOME FOR THE PERIOD
JANUARY  1, 1998, THROUGH SEPTEMBER 30, 1998
--------------------------------------------------------------------------------

Report in accordance with instructions all income and expenses of the trust company for the calendar year-to-date. ALL SCHEDULES ARE TO BE REPORTED IN THOUSANDS OF DOLLARS.


----------------------------------------------------------------------------------------------------------------------
INCOME                                                                         DOLLAR AMOUNTS IN THOUSANDS
--------------------------------------

1.    Trust administrative fee income                                                                        187
                                                                                                   -------------
             a.  Personal trusts                                                                  -
                                                                                       ------------
             b.  Employee benefit accounts                                                        -
                                                                                       ------------
             c.  Corporate accounts                                                             187
                                                                                       ------------
             d.  Other:                                                                           -
                          -------------------------------------------------            ------------

                          -------------------------------------------------            ------------
2.    Interest and dividend income earned (Corporate)                                                        112
                                                                                                   -------------
3.    Other Income (provide details)                                                                       3,450
                                                                                                   -------------
             a.           Transfer Agent Income                                               3,450
             --------------------------------------------------                        ------------
             b.
             --------------------------------------------------                        ------------
             c.
             --------------------------------------------------                        ------------
4.    TOTAL INCOME (lines 1 through 3)                                                                     3,749
                                                                                                   -------------

--------------------------------------
EXPENSES
--------------------------------------

5.    Salaries and employee benefits                                                                       1,839
                                                                                                   -------------
6.    Occupancy expenses                                                                                     378
                                                                                                   -------------
7.    Contracted outside servicing expenses (provide details)                                                153
                                                                                                   -------------
             a.           Computer Services                                                      67
             --------------------------------------------------                        ------------
             b.           Computer Networking                                                    86
             --------------------------------------------------                        ------------
             c.
             --------------------------------------------------                        ------------
8.    Other expenses                                                                                         827
                                                                                                   -------------
9.    Provisions for uncollected fees                                                                        (22)
                                                                                                   -------------
10.  Total expenses (lines 5 through 9)                                                                    3,175
                                                                                                   -------------
11.  Net income (Loss) - before taxes, extraordinary items, and other adjustments                            574
                                                                                                   -------------
12.  Gains (or Losses) from securities sold                                                                    -
                                                                                                   -------------
13.  Applicable income taxes                                                                                 373
                                                                                                   -------------
14.  Other adjustments (describe)                                                                              -
                                                                                                   -------------
15.  NET INCOME (Loss)                                                                                       201
                                                                                                   -------------
16.  LESS:  Other charges (credits) to undivided profits
             a.  Cash dividends declared                                                         31
                                                                                       ------------
             b.  Other (describe)
                                                                                       ------------
17.  Increase (Decrease) in undivided profits                                                                170
                                                                                                   =============

                                CAPITAL ADEQUACY


                                                     CHARTER NUMBER      13
                                                                     -----------

-------------------------------------------------------------------
CAPITAL ADEQUACY WORKSHEET
-------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------
PART 1 - MINIMUM CAPITAL REQUIRED                                                       DOLLAR AMOUNTS IN THOUSANDS
-------------------------------------------------------------------

1.  Discretionary account assets (Must equal Report of
    Condition, item 24a)                                           $              --        X .0025        $             --
                                                                   -----------------                       ----------------

2. Non-discrestionary account assets (Must equal
   Report of Condition, item 24b)                                  $          34,716        X .00125       $             43
                                                                   -----------------                       ----------------

3. TOTAL (sum of items 1 and 2, must equal Report of
     Condition, item 24)                                           $          34,716                       $             43
                                                                   =================                       ----------------


---------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------
PART 2 - TOTAL CAPITAL AVAILABLE                                                         DOLLAR AMOUNTS IN THOUSANDS
-------------------------------------------------------------------
1.  Total equity capital from line22, page 1.                                                              $          2,738
                                                                                                           ----------------

2.  Deductions from Capital:
           a.  Goodwill and other non-qualifying intangible assets                                         $            360
                                                                                                           ----------------
           b.  Investments in unconsolidated banking and finance subsidiaries                              $             --
                                                                                                           ----------------
           c.  Reciprocal holdings of capital instruments                                                  $             --
                                                                                                           ----------------

TOTAL CAPITAL AVAILABLE (must equal or exceed item 3, above)                                               $          2,378
                                                                                                           ================


--------------------------------------------------------------------------------
ELIGIBLE SECURITIES DEPOSITED WITH CUSTODIAN PURSUANT TO RULE TC-17.
--------------------------------------------------------------------------------

           ------------------------------------------------------------------------------------------------
                  a.                  b.                 c.               d.                  e.
           ------------------------------------------------------------------------------------------------
                 CUSIP           DESCRIPTION            BANK            MARKET            CUSTODIAN
                                                        VALUE           VALUE          NAME AND ADDRESS
           ------------------------------------------------------------------------------------------------
                             Certificate of
                 N/A         Deposit                  $ 250,000        $ 250,000    Bank One, Denver N.A.
           ------------------------------------------------------------------------------------------------
                                                                                    1125 17th Street
           # 7187144                                                                Denver, CO 80202-2088
           ------------------------------------------------------------------------------------------------


           ------------------------------------------------------------------------------------------------


           ------------------------------------------------------------------------------------------------


           ------------------------------------------------------------------------------------------------


           ------------------------------------------------------------------------------------------------

                                           TOTAL:        $ 250,000
                                                  ==============================

                                    OFFICERS


                                                          CHARTER NUMBER   13
                                                                          ----

             -----------------------------------------
             OFFICERS
             -----------------------------------------

             -----------------------------------------------------------------------------------------------------------------
                              TITLE                                     NAME                             RESIDENCE
             -----------------------------------------------------------------------------------------------------------------
                       (Do not abbreviate)                 (First, Middle Initial, Last)               (Town or City)
                                                                                               (Street address not required)
             -----------------------------------------------------------------------------------------------------------------
               President & Chief Operating Officer                   Ian Yewer                         Wheatridge, CO
             -----------------------------------------------------------------------------------------------------------------
                  Corporate Secretary/Treasurer                   Deborah Sorheim                     Westminister, CO
             -----------------------------------------------------------------------------------------------------------------
             Executive Vice President & Trust Officer               Stephen King                       Englewood, CO
             -----------------------------------------------------------------------------------------------------------------
              Senior Vice President & Trust Officer               Kellie D Watson                       Lakewood, CO
             -----------------------------------------------------------------------------------------------------------------
              Senior Vice President & Trust Officer               Gregory D Tubbs                     Castle Rock, CO
             -----------------------------------------------------------------------------------------------------------------
                  Vice President & Trust Officer                   Laura Sisneros                        Denver, CO
             -----------------------------------------------------------------------------------------------------------------

             -----------------------------------------
             DIRECTORS
             -----------------------------------------

             ----------------------------------------------------------------------------------
                               NAME                                  RESIDENCE
             ----------------------------------------------------------------------------------
                  (First, Middle Initial, Last)                    (Town or City)
             ----------------------------------------------------------------------------------
                (Please list names alphabetically)         (Street address not required)
             ----------------------------------------------------------------------------------
             William E Brolly                         Toronto, Canada
             ----------------------------------------------------------------------------------
             Paul L LeBlanc                           Toronto, Canada
             ----------------------------------------------------------------------------------
             Robert Mackenzie                         Toronto, Canada
             ----------------------------------------------------------------------------------
             Eugene Rovas                             Toronto, Canada
             ----------------------------------------------------------------------------------
             Ian Yewer                                Wheatridge, CO
             ----------------------------------------------------------------------------------

             ----------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOTE: This report must be signed by either the President, Vice President, or the Secretary, and attested to by not less than three directors.
--------------------------------------------------------------------------------

I, the undersigned officer, do hereby declare that this Report of Condition (including the supporting schedules) has been prepared in conformance with the instructions issued by the Colorado Division of Banking and is true to the best of my knowledge and belief.

Deborah S Sorheim, Corporate Secretary/Treasurer                    303-298-5370
--------------------------------------------------------------------------------
NAME AND TITLE OF PERSON TO WHOM INQUIRIES MAY BE DIRECTED         AREA CODE
                                                                TELEPHONE NUMBER

/s/ DEBORAH S. SORHEIM               303-298-5370               10/29/98
--------------------------------------------------------------------------------
SIGNATURE OF OFFICER AUTHORIZED         AREA CODE              MONTH/DAY/YEAR
        TO SIGN REPORT              TELEPHONE NUMBER            DATE SIGNED

Deborah S Sorheim, Corporate Secretary/Treasurer
--------------------------------------------------------------------------------
PLEASE PRINT NAME AND TITLE OF OFFICER AUTHORIZED TO SIGN REPORT

We, the undersigned directors, attest to the correctness of this Report of Condition (including the supporting schedules) and declare that it has been examined by us and, to the best of our knowledge and belief, has been prepared in conformance with the instructions and is true and correct.

 /s/ [ILLEGIBLE]
--------------------------------------------------------------------------------
SIGNATURE OF DIRECTOR       SIGNATURE OF DIRECTOR          SIGNATURE OF DIRECTOR

                                    OFFICERS


                                                          CHARTER NUMBER   13
                                                                          ----

             -----------------------------------------
             OFFICERS
             -----------------------------------------

             -----------------------------------------------------------------------------------------------------------------
                              TITLE                                     NAME                             RESIDENCE
             -----------------------------------------------------------------------------------------------------------------
                       (Do not abbreviate)                 (First, Middle Initial, Last)               (Town or City)
                                                                                               (Street address not required)
             -----------------------------------------------------------------------------------------------------------------
               President & Chief Operating Officer                   Ian Yewer                         Wheatridge, CO
             -----------------------------------------------------------------------------------------------------------------
                  Corporate Secretary/Treasurer                   Deborah Sorheim                     Westminister, CO
             -----------------------------------------------------------------------------------------------------------------
             Executive Vice President & Trust Officer               Stephen King                       Englewood, CO
             -----------------------------------------------------------------------------------------------------------------
              Senior Vice President & Trust Officer               Kellie D Watson                       Lakewood, CO
             -----------------------------------------------------------------------------------------------------------------
              Senior Vice President & Trust Officer               Gregory D Tubbs                     Castle Rock, CO
             -----------------------------------------------------------------------------------------------------------------
                  Vice President & Trust Officer                   Laura Sisneros                        Denver, CO
             -----------------------------------------------------------------------------------------------------------------

             -----------------------------------------
             DIRECTORS
             -----------------------------------------

             ----------------------------------------------------------------------------------
                               NAME                                  RESIDENCE
             ----------------------------------------------------------------------------------
                  (First, Middle Initial, Last)                    (Town or City)
             ----------------------------------------------------------------------------------
                (Please list names alphabetically)         (Street address not required)
             ----------------------------------------------------------------------------------
             William E Brolly                         Toronto, Canada
             ----------------------------------------------------------------------------------
             Paul L LeBlanc                           Toronto, Canada
             ----------------------------------------------------------------------------------
             Robert Mackenzie                         Toronto, Canada
             ----------------------------------------------------------------------------------
             Eugene Rovas                             Toronto, Canada
             ----------------------------------------------------------------------------------
             Ian Yewer                                Wheatridge, CO
             ----------------------------------------------------------------------------------

             ----------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOTE: This report must be signed by either the President, Vice President, or the Secretary, and attested to by not less than three directors.
--------------------------------------------------------------------------------

I, the undersigned officer, do hereby declare that this Report of Condition (including the supporting schedules) has been prepared in conformance with the instructions issued by the Colorado Division of Banking and is true to the best of my knowledge and belief.

Deborah S Sorheim, Corporate Secretary/Treasurer                    303-298-5370
--------------------------------------------------------------------------------
NAME AND TITLE OF PERSON TO WHOM INQUIRIES MAY BE DIRECTED         AREA CODE
                                                                TELEPHONE NUMBER

/s/ DEBORAH S. SORHEIM               303-298-5370               10/29/98
--------------------------------------------------------------------------------
SIGNATURE OF OFFICER AUTHORIZED         AREA CODE              MONTH/DAY/YEAR
        TO SIGN REPORT              TELEPHONE NUMBER            DATE SIGNED

Deborah S Sorheim, Corporate Secretary/Treasurer
--------------------------------------------------------------------------------
PLEASE PRINT NAME AND TITLE OF OFFICER AUTHORIZED TO SIGN REPORT

We, the undersigned directors, attest to the correctness of this Report of Condition (including the supporting schedules) and declare that it has been examined by us and, to the best of our knowledge and belief, has been prepared in conformance with the instructions and is true and correct.

 /s/ [ILLEGIBLE]
--------------------------------------------------------------------------------
SIGNATURE OF DIRECTOR       SIGNATURE OF DIRECTOR          SIGNATURE OF DIRECTOR

                                    OFFICERS


                                                          CHARTER NUMBER   13
                                                                          ----

             -----------------------------------------
             OFFICERS
             -----------------------------------------

             -----------------------------------------------------------------------------------------------------------------
                              TITLE                                     NAME                             RESIDENCE
             -----------------------------------------------------------------------------------------------------------------
                       (Do not abbreviate)                 (First, Middle Initial, Last)               (Town or City)
                                                                                               (Street address not required)
             -----------------------------------------------------------------------------------------------------------------
               President & Chief Operating Officer                   Ian Yewer                         Wheatridge, CO
             -----------------------------------------------------------------------------------------------------------------
                  Corporate Secretary/Treasurer                   Deborah Sorheim                     Westminister, CO
             -----------------------------------------------------------------------------------------------------------------
             Executive Vice President & Trust Officer               Stephen King                       Englewood, CO
             -----------------------------------------------------------------------------------------------------------------
              Senior Vice President & Trust Officer               Kellie D Watson                       Lakewood, CO
             -----------------------------------------------------------------------------------------------------------------
              Senior Vice President & Trust Officer               Gregory D Tubbs                     Castle Rock, CO
             -----------------------------------------------------------------------------------------------------------------
                  Vice President & Trust Officer                   Laura Sisneros                        Denver, CO
             -----------------------------------------------------------------------------------------------------------------

             -----------------------------------------
             DIRECTORS
             -----------------------------------------

             ----------------------------------------------------------------------------------
                               NAME                                  RESIDENCE
             ----------------------------------------------------------------------------------
                  (First, Middle Initial, Last)                    (Town or City)
             ----------------------------------------------------------------------------------
                (Please list names alphabetically)         (Street address not required)
             ----------------------------------------------------------------------------------
             William E Brolly                         Toronto, Canada
             ----------------------------------------------------------------------------------
             Paul L LeBlanc                           Toronto, Canada
             ----------------------------------------------------------------------------------
             Robert Mackenzie                         Toronto, Canada
             ----------------------------------------------------------------------------------
             Eugene Rovas                             Toronto, Canada
             ----------------------------------------------------------------------------------
             Ian Yewer                                Wheatridge, CO
             ----------------------------------------------------------------------------------

             ----------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOTE: This report must be signed by either the President, Vice President, or the Secretary, and attested to by not less than three directors.
--------------------------------------------------------------------------------

I, the undersigned officer, do hereby declare that this Report of Condition (including the supporting schedules) has been prepared in conformance with the instructions issued by the Colorado Division of Banking and is true to the best of my knowledge and belief.

Deborah S Sorheim, Corporate Secretary/Treasurer                    303-298-5370
--------------------------------------------------------------------------------
NAME AND TITLE OF PERSON TO WHOM INQUIRIES MAY BE DIRECTED         AREA CODE
                                                                TELEPHONE NUMBER

/s/ DEBORAH S. SORHEIM               303-298-5370               10/29/98
--------------------------------------------------------------------------------
SIGNATURE OF OFFICER AUTHORIZED         AREA CODE              MONTH/DAY/YEAR
        TO SIGN REPORT              TELEPHONE NUMBER            DATE SIGNED

Deborah S Sorheim, Corporate Secretary/Treasurer
--------------------------------------------------------------------------------
PLEASE PRINT NAME AND TITLE OF OFFICER AUTHORIZED TO SIGN REPORT

We, the undersigned directors, attest to the correctness of this Report of Condition (including the supporting schedules) and declare that it has been examined by us and, to the best of our knowledge and belief, has been prepared in conformance with the instructions and is true and correct.

 /s/ R.M. MACKENZIE                                         /s/ P. LABLANC
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SIGNATURE OF DIRECTOR       SIGNATURE OF DIRECTOR          SIGNATURE OF DIRECTOR
 R.M. Mackenzie                                                  P. LaBlanc